UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2024

Future Vision II Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42273	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Xiandai Tongxin Building

201 Xin Jinqiao Road, Rm 302

Pudong New District

Shanghai, China

(Address of principal executive offices, including zip code)

+ (86) 136 0300 0540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, and one right to acquire 1/10th of one Ordinary Share	FVNNU	The Nasdaq Stock Market LLC
Ordinary Shares included as part of the Units	FVN	The Nasdaq Stock Market LLC
Rights included as part of the Units	FVNNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

This section provides a summary of the material provisions of the Merger Agreement, as amended from time to time and is qualified in its entirety by the full text of the Merger Agreement and Amendment No. 1 to the Merger Agreement. A copy of the Merger Agreement is available as Exhibit 2.1 to Future Vision’s current report on Form 8-K filed with the SEC on November 29, 2024.

Merger Agreement

On November 28, 2024, Future Vision II Acquisition Corp. (“Future Vision”) entered into a Merger Agreement (the “Merger Agreement”) by and among Future Vision, Future Vision II Acquisition Merger Subsidiary Corp. (“Merger Sub”), a Cayman Islands exempted company and a wholly owned subsidiary of Future Vision, and Viwo Technology Inc. (“Viwo”), a Cayman Islands exempted company carrying on business through its wholly-owned subsidiaries in China (collectively with Future Vision and Merger Sub, the “Parties”, or each a “Party”).

Pursuant to the Merger Agreement, upon the terms and subject to the conditions therein and in accordance with the Cayman Islands Companies Act (As Revised) (the “Cayman Companies Act”), the Parties intend to effect a business combination transaction whereby the Merger Sub will merge with and into Viwo, with Viwo being the surviving entity and becoming a wholly owned subsidiary of Future Vision (the “Business Combination”). Simultaneously with the consummation of the Business Combination, Future Vision will change its name to “Viwo Inc.”

Amendment No. 1 to the Merger Agreement

On December 10, 2024, the Parties entered into Amendment No. 1 to the Merger Agreement requiring the Company to cause Company Shareholders to enter into a lock up agreement with respect to the Consideration Shares to be received by the Company Shareholders after the consummation of the Business Combination.

The lock up agreement provides for a Company performance-based release mechanism:

Two-Year Lock-Up Period

Company Shareholders' Consideration Shares will be eligible for release after two (2) years from the Effective Time of the Business Combination if Viwo Inc. achieves an audited gross revenue growth of twenty percent (20%) by the end of the first fiscal year and thirty percent (30%) by the end of the second fiscal year, or a compounded growth rate of 24.96% year over year for the two-year period.

Three-Year Lock-Up Period

If the Company fails to achieve the two-year revenue growth, then Company Shareholders’ Consideration Shares will be eligible for release after three (3) years if Viwo Inc. achieves an audited gross revenue growth of 126.2% by the end of the third fiscal year, representing a compounded growth rate of 28.46% year over year.

Alternatively, after the third fiscal year, Company Shareholders may require the Company to release their Consideration Shares by the forfeiture of ten percent (10%) of the Consideration Shares received by each Company Shareholder.

The lock up is subject to customary exceptions and carve-outs, such as transfers to the shareholders of Company Shareholders, by gift to immediate family members or by court order, or by virtue of the laws of descent, in each case if the transferee agrees to be bound by the terms of the lock up agreement.

Item 7.01 Regulation FD Disclosure.

Press Release

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the press release jointly issued by the Parties on December 11, 2024, announcing the entry into Amendment No.1 to the Merger Agreement and the other Transactions contemplated by the Agreement.

The information set forth in this Item 7.01, including exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information about the Business Combination and Where to Find It

To facilitate the Business Combination, Future Vision will file a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”) that will include a preliminary proxy statement/prospectus of Future Vision, and after the Registration Statement is declared effective, Future Vision will mail a definitive proxy statement/prospectus relating to the Business Combination to its shareholders. The Registration Statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the Business Combination and the other matters to be voted upon at a meeting of Future Vision’s shareholders to be held to approve the Business Combination and related matters. This communication does not contain all of the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect to such matters. Future Vision and Viwo may also file other documents with the SEC regarding the Business Combination. Future Vision shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, when available, as these materials will contain important information about Future Vision, Viwo, and the Business Combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to Future Vision shareholders as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation / No Offer or Solicitation

Future Vision, Viwo, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Future Vision shareholders in connection with the proposed Business Combination. A list of the names of the directors and executive officers of Future Vision and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward-Looking Statements

Neither Future Vision, Viwo, nor any of their respective affiliates make any representation or warranty as to the accuracy or completeness of the information contained in this Current Report on Form 8-K. This Current Report on Form 8-K is not intended to be all-inclusive or to contain all the information that a person may desire in considering the proposed Business Combination discussed herein. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination.

This Current Report on Form 8-K and the exhibits filed or furnished herewith include “forward-looking statements” made pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 with respect to the proposed transactions by and among Future Vision, Merger Sub, and Viwo, including statements regarding the benefits of the transaction, the anticipated timing of the Business Combination, the business of the Viwo and the markets in which they operate. Actual results may differ from expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements generally are identified by the words or phrases such as “aspire,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “will be,” “will continue,” “will likely result,” “could,” “should,” “believe(s),” “predicts,” “potential,” “continue,” “future,” “opportunity,” seek,” “intend,” “strategy,” or the negative version of those words or phrases or similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Future Vision’s and Viwo’s expectations with respect to future performance and anticipated financial impacts of the proposed Business Combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Future Vision’s and Viwo’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: general economic, financial, legal, political and business conditions and changes in domestic markets; risks related to the business of Viwo and the timing of expected business milestones; changes in the assumptions underlying the expectations of the Viwo regarding its future business; the effects of competition on the Viwo’s future business; the outcome of any legal proceedings that may be instituted against Future Vision, Viwo, and/or the combined company or others following the announcement of the proposed Business Combination and any definitive agreements with respect thereto; the inability to complete the proposed Business Combination, including, without limitation, the inability to obtain approval of the shareholders of Future Vision or to satisfy other conditions to closing; the ability to meet stock exchange listing standards in connection with and following the consummation of the proposed Business Combination; the risk that the proposed Business Combination disrupts current plans and operations of Future Vision and Viwo as a result of the announcement and consummation of the proposed Business Combination; the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the proposed Business Combination; changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the proposed Business Combination; the Parties’ estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in the filings made by Future Vision with the SEC, including the proxy statement/prospectus that will be filed relating to the proposed Business Combination. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Future Vision and Viwo caution that the foregoing list of factors is not exclusive. Future Vision and Viwo caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Future Vision or Viwo undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Amendment No. 1 to Merger Agreement dated November 28, 2024, by and among Future Vision II Acquisition Corp., Future Vision II Acquisition Merger Subsidiary Corp., and Viwo Technology Inc.
10.1	Form of Lock Up Agreement
99.1	Joint Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2024

FUTURE VISION II ACQUISITION CORP.

By:	/s/ Danhua Xu
Name:	Danhua Xu
Title:	Chief Executive Officer and Director

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